                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1996 96-6 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.

                                                     GREEN TREE FINANCIAL CORP.



                                                      BY: /s/ Phyllis A. Knight
                                                          ---------------------

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997

                            CUSIP#'S  393505-NW8,NX6,NY4,NZ1,PA4,PB2
                            TRUST ACCOUNT #80-4141300
                            REMITTANCE DATE: 5/15/97

                                                         Total $    Per $1,000
                                                         Amount      Original
                                                       ----------- ------------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                  $6,652,533.34

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                             6,652,533.34

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(6.15%)                 6.15%
         b. Class A-1 Interest                          139,426.05  2.68127019
         c. Class A-2 Remittance Rate(6.55%)                 6.55%
         d. Class A-2 Interest                          152,833.33  5.45833321
         e. Class A-3 Remittance Rate(6.75%)                 6.75%
         f. Class A-3 Interest                          315,000.00  5.62500000
         g. Class A-4 Remittance Rate(7.05%)                 7.05%
         h. Class A-4 Interest                          393,625.00  5.87500000
         i. Class A-5 Remittance Rate(7.35%)                 7.35%
         j. Class A-5 Interest                          183,750.00  6.12500000
         k. Class A-6 Rimittance Rate (7.95%)                7.95%
         l. Class A-6 Interest                        1,115,484.38  6.62500003

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                          .00         .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 2

                   CUSIP#'S   393505-NW8,NX6,NY4,NZ1,PA4,PB2
                   TRUST ACCOUNT #80-4141300
                   REMITTANCE DATE: 5/15/97

                                                    Total $         Per $1,000
                                                    Amount           Original
                                                 --------------    ------------
    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                       .00             .00

B.  Principal
    (5)  Formula Principal Distribution
         Amount                                    3,095,656.60             N/A
         a. Scheduled Principal                      664,274.03             N/A
         b. Principal Prepayments                  2,116,861.31             N/A
         c. Liquidated Contracts                     445,702.96             N/A
         d. Repurchases                                     .00             N/A
         e. Current Month Advanced Principal         930,342.40             N/A
         f. Prior Month Advanced Principal        (1,061,524.10)            N/A

    (6)  Pool Scheduled Principal Balance        448,039,794.17

    (6b) Adjusted Pool Principal Balance         447,109,451.77    941.28300682
    (6c) Pool Factor                                 0.94128301

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance date           .00

    (8)  Class A Percentage for such Remittance
         Date                                            92.09%

    (9)  Class A Percentage for the following
         Remittance Date                                 92.03%

   (10)  Class A Principal Distribution:
         a. Class A-1                              3,095,656.60     59.53185769
         b. Class A-2                                       .00             .00
         c. Class A-3                                       .00             .00
         d. Class A-4                                       .00             .00
         e. Class A-5                                       .00             .00
         f. Class A-6                                       .00             .00
         g. Class A-7                                       .00             .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 3

                                              CUSIP#'S 393505-
                                              NW8,NX6,NY4,NZ1,PA4,PB2
                                              TRUST ACCOUNT #80-4141300
                                              REMITTANCE DATE: 5/15/97

                                                    Total $         Per $1,000
                                                    Amount           Original
                                                 --------------    ------------
    (11)  Class A-1 Principal Balance             24,109,426.77    463.64282250
    (11a)       Class A-1 Pool Factor                 .46364282

    (12)  Class A-2 Principal Balance             28,000,000.00    1000.0000000
    (12a)       Class A-2 Pool Factor                1.00000000

    (13)  Class A-3 Principal Balance             56,000,000.00    1000.0000000
    (13a)       Class A-3 Pool Factor                1.00000000

    (14)  Class A-4 Principal Balance             67,000,000.00    1000.0000000
    (14a)       Class A-4 Pool Factor                1.00000000

    (15)  Class A-5 Principal Balance             30,000,000.00    1000.0000000
    (15a)       Class A-5 Pool Factor                1.00000000

    (16)  Class A-6 Principal Balance            168,375,000.00    1000.0000000
    (16a)       Class A-6 Pool Factor                1.00000000

    (17)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                              .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 4

                                                  CUSIP#'S 393505-
                                                  NW8,NX6,NY4,NZ1,PA4,PB2
                                                  TRUST ACCOUNT #80-4141300
                                                  REMITTANCE DATE: 5/15/97

C.      Aggregate Scheduled Balances and Number of Delinquent
        Contracts as of Determination Date

        (18)    31-59 days                        3,697,327.29             113

        (19)    60 days or more                   3,777,912.63             105

        (20)    Current Month Repossessions       1,233,598.58              40

        (21)    Repossession Inventory            3,449,072.63             112

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

        (22) Average Sixty-Day Delinquency Ratio Test

             (a) Sixty-Day Delinquency Ratio for current Remittance Date   .84%

             (b)  Average Sixty-Day Delinquency Ratio (arithmetic
                  average of ratios for this month and two preceding
                  months; may not exceed 3.5%)                             .78%

        (23) Average Thirty-Day Delinquency Ratio Test

             (a) Thirty-Day Delinquency Ratio for current Remittance Date  .83%

             (b)  Average Thirty-Day Delinquency Ratio (arithmetic
                  average of ratios for this month and two preceding
                  months; may not exceed 5.5%)                             .85%

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 5

                                                       CUSIP#'S 393505-
                                                       NW8,NX6,NY4,NZ1,PA4,PB2
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 5/15/97

        (24) Cumulative Realized Losses Test
             (a)  Cumulative Realized Losses for the current Remittance
                  Date (as a percentage of Cut-off Date Pool Principal
                  Balance; may not exceed 5.5% from June 1, 2000 to
                  May 31, 2001, 6.5% from June 1, 2001 to May 31,
                  2002, 8.5% from June 1, 2002 to May 31, 2003 and
                  AND 9.5% thereafter                                                                    .01%

        (25) Current Realized Losses Test
             (a)  Current Realized Losses for current Remittance Date                              151,071.87


             (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
                  arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
                  may not exceed 2.25%)                                                                  .39%

        (26) Class M-1 Principal Balance Test
             (a)  The sum of Class M-1 Principal Balance and Class B
                  Principal Balance (before distributions on current
                  Remittance Date) divided by Pool Scheduled Principal
                  Balance as of preceding Remittance Date (must equal
                  or exceed 25.5%)                                                                     16.35%

        (27)      Class B Principal Balance Test
             (a)  Class B Principal Balance (before any distributions
                  on current Remittance Date) as of such Remittance date
                  greater than $7,437,576.00                                                              .00

             (b) Class B Principal Balance (before any distributions
                 on current Remittance Date) divided by pool Scheduled
                 Principal Balance as of preceding Remittance Date is
                 equal to or greater than 11.25%                                                        7.91%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                   Page 6
                                                  CUSIP NO. 393505PD8
                                                  TRUST ACCOUNT #80-4143800
                                                  REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
CLASS M1 CERTIFICATES                                   Amount         Original
---------------------                                ------------     ----------
(28)    Amount available (including Monthly
        Servicing Fee)                               1,256,757.98

A.      Interest
(29)    Aggregate interest
        a.  Class M-1 Remittance Rate (8.05%,
             unless Weighted Average Contract
             Rate is below 8.05%)                           7.95%
        b.  Class M-1 Interest                         251,750.00     6.62500000

(30)    Amount applied to Class M-1 Interest
         Deficiency Amount
                                                              .00              0
(31)    Remaining unpaid Class M-1 Interest
         Deficiency Amount                                    .00              0

(32)    Amount Applied to:
        a.  Unpaid Class M-1 Interest Shortfall               .00              0

(33)    Remaining:
        a.  Unpaid Class M-1 Interest Shortfall               .00              0

B.      Principal
(34)    Formula Principal Distribution Amount                 .00            N/A
        a.  Scheduled Principal                               .00            N/A
        b.  Principal Prepayments                             .00            N/A
        c.  Liquidated Contracts                              .00            N/A
        d.  Repurchases                                       .00            N/A

(35)    Class M-1 Principal Balance                 38,000,000.00  1000.00000000
(35a)   Class M-1 Pool Factor                          1.00000000

(36)    Class M-1 Percentage for such Remittance
        Date                                                 .00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    PAGE 7

                                                     CUSIP NO. 393505PD8
                                                     TRUST ACCOUNT #80-41413800
                                                     REMITTANCE DATE: 5/15/97


                                                        Total $       Per $1,000
                                                        Amount         Original
                                                     ------------     ----------
(37)  Class M-1 Principal Distribution:
      a. Class M-1 (current)                                  .00     0.00000000

      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                                 .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date              .00

(39) Class M-1 Percentage for the following
     Remittance Date                                         .00%

Class B1 Certificates
--------------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                  1,005,007.98

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below 8.10%)                                           8.00%

(3)  Aggregate Class B1 Interest                       126,666.67     6.66666684

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                    .00            .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                       .00            .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                        .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                        .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                 .00

(8a) Class B Percentage for such Remittance Date              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 APRIL 1997             CUSIP NO. 393505PE6,PF3
                                    PAGE 8              REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------     ----------

(9)     Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)                .00

(10a)   Class B1 Principal Shortfall                          .00

(10b)   Unpaid Class B1 Principal Shortfall                   .00

(11)    Class B Principal Balance                   35,625,025.00

(12)    Class B1 Principal Balance                  19,000,000.00


Class B2 Certificates
---------------------
(13)    Remaining Amount Available                     878,341.31

(14)    Class B-2 Remittance Rate (8.45%
        unless Weighted Average Contract
        Rate is less than 8.45%)                            8.35%

(15)    Aggregate Class B2 Interest                    115,682.47     6.95833360

(16)    Amount applied to Unpaid Class
        B2 Interest Shortfall                                 .00            .00

(17)    Remaining Unpaid Class B2 Interest Shortfall          .00            .00

(18)    Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date              .00

(19)    Class B2 Principal Liquidation Loss Amount            .00

(20)    Class B2 Principal (zero until Class
        B1 paid down; thereafter, Class B
        Percentage of Formula Principal
        Distribution Amount)                                  .00

(21)    Guarantee Payment                                     .00

(22)    Class B2 Principal Balance                  16,625,025.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 APRIL 1997             CUSIP NO. 393505-PE6,PF3
                                    PAGE 9              REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------     ----------

 (23)   Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company or Green
        Tree Financial Corporation is not the
        Servicer; deducted from funds remaining
        after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount,
        Class B-1 Distribution Amount and Class
        B-2 Distribution Amount; if the Company
        or Green Tree Financial Corporation
        is the Servicer)                               188,027.76

(24)    3% Guarantee Fee                               574,631.08

(25)    Class C Residual Payment                              .00

(26)    Class M-1 Interest Deficiency on such
        Remittance Date                                       .00

(27)    Class B-1 Interest Deficiency on such
        Remittance Date                                       .00

(28)    Repossessed Contracts                        1,233,598.58

(29)    Repossessed Contracts Remaining
        in Inventory                                 3,449,072.63

(30)    Weighted Average Contract Rate                   10.32655
